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                                                                    Exhibit 99.2

                            BKF CAPITAL GROUP, INC.

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of BKF Capital Group, Inc. (the "Company") on Form 10-Q for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Glenn
A. Aigen, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350 (including subsections (a) (b) and (c) thereof), as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


  /s/  Glenn A. Aigen
--------------------------
Glenn A. Aigen
Chief Financial Officer
May 15, 2003

A signed original of this written statement required by Section 906 has been provided to BKF Capital Group, Inc. and will be retained by BKF Capital Group, Inc. and furnished to the Securities and Exchange Commission upon request